UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2019

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1305 O’ Brien Drive, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 521-8000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PACB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01. OTHER EVENTS.

On November 1, 2018, Pacific Biosciences of California, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Illumina, Inc. (“Illumina”) and FC Ops Corp., a wholly owned subsidiary of Illumina (“Merger Subsidiary”). The Merger Agreement provides that, subject to the terms and conditions set forth therein, Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Illumina.

On June 18, 2019, the Competition and Markets Authority of the United Kingdom (“CMA”) announced the completion of its Phase 1 review of the Merger and that it will refer the Merger for a Phase 2 review if the Company and Illumina are unable to address the CMA’s concerns. The Company and Illumina will continue to work cooperatively with the CMA. The Company and Illumina expect the Merger to be completed in the fourth quarter of 2019.

Consummation of the Merger is subject to certain conditions beyond the Company’s control that may prevent, delay, or otherwise adversely affect its completion. No assurance can be given that the required regulatory approvals will be obtained or that the required conditions to closing will be satisfied, and, even if all such approvals are obtained and the conditions are satisfied, no assurance can be given as to the terms, conditions and timing of the approvals. For more information about the effects of a failure to complete the Merger, please refer to the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2018 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.

Legal Notice Regarding Forward-Looking Statements

All statements in this Form 8-K that are not historical are forward-looking statements, including, among other things, statements relating to the expected timing for the consummation of the Merger. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, changes in circumstances and other factors that are, in some cases, beyond the Company’s control and could cause actual results to differ materially from the information expressed or implied by forward-looking statements made in this Form 8-K. Factors that could materially affect actual results can be found in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent reports on Forms 8-K, 10-K and 10-Q, and include those listed under the caption “Risk Factors.” The Company undertakes no obligation to revise or update information in this Form 8-K to reflect events or circumstances in the future, even if new information becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/s/ Stephen M. Moore
Stephen M. Moore Vice President, General Counsel and Corporate Secretary

Date: June 18, 2019